UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2009

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On July 23, 2009, Hibbett Sports, Inc. (Company) announced the hiring of Ms. Rebecca Jones as the Company’s new Vice-President of Merchandising.  The Company also confirmed a base salary for Ms. Jones for fiscal year 2010 of $265,000 (annualized).  At the same time, the Company established a guaranteed cash bonus of $99,375 for fiscal year 2010.  The Company shall also pay Ms. Jones up to $65,000 in relocation expenses as well as temporary housing expenses for up to two hundred seventy (270) days.

In connection with Ms. Jones’ hiring, the Company authorized the award of restricted stock units (RSUs) worth $99,375 under the 2005 Equity Incentive Plan to be granted on the first day of the Company’s fiscal quarter following Ms. Jones’ employment.  The number of RSU’s awarded will be based on the closing stock price on the first day of the Company’s fiscal quarter following Ms. Jones’ employment and will be subject to five (5) year cliff vesting based on continuous employment with the Company five years from the date of grant.

In addition, Ms. Jones will be eligible to receive payments under the Company’s Change in Control Severance Agreement (Agreement) upon a Change in Control as defined within the Agreement and as described in the Company’s Proxy Statement filed on April 27, 2009.

The Fiscal 2011 bonus and equity compensation will be based on 75% of Ms. Jones’ Fiscal 2011 base salary and subject to achievement of performance goals set by the Company’s Compensation Committee.  The terms above are based on an expected start date of August 24, 2009.

A copy of the Company’s related press release is attached hereto as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosures.

A copy of a press release relating to the hiring of Ms. Jones is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release Dated July 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

July 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated July 23, 2009